SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: December 12, 2007

AVATECH SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31265	84-1035353
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

10715 Red Run Boulevard, Suite 101, Owings Mills, Maryland 21117

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (410) 581-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01	Regulation FD Disclosure

The Company is scheduled to make a presentation during an investor conference on December 12, 2007. The presentation slides to be used are attached to this Current Report on Form 8-K as Exhibit 99.1 and are incorporated herein solely for purposes of this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01, including Exhibit 99.1, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit 99.1	Investor presentation slides (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVATECH SOLUTIONS, INC.

Date: December 12, 2007	By:	/s/ Lawrence Rychlak
Lawrence Rychlak
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Investor presentation slides (furnished herewith)